EXHIBIT 99.1



                                  Chase Funding
             Mortgage Loan Asset-Backed Certificates, Series 2004-1

                          $1,088,975,000 (Approximate)
                               Subject to Revision

                   February 10, 2004 - Computational Materials


Copyright 2004 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. Except as indicated below, they may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                February 10, 2004


                                  Chase Funding
             Mortgage Loan Asset-Backed Certificates, Series 2004-1



                          $1,088,975,000 (Approximate)
                               Subject to Revision

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Expected
                                          Ratings            WAL To Call       Bond                                      Maturity
   Class             Amount         (Moody's/S&P/Fitch)      (yrs) (1)         Type                 Coupon              To Call (1)
------------------------------------------------------------------------------------------------------------------------------------
  IA-1            $106,600,000          Aaa/AAA/AAA             0.95           SEQ            1M Libor + [ ] (2)            10/05
  IA-2             $33,400,000          Aaa/AAA/AAA             2.00           SEQ                 Fixed (2)                05/06
  IA-3             $66,700,000          Aaa/AAA/AAA             3.00           SEQ                 Fixed (2)                01/08
  IA-4             $47,900,000          Aaa/AAA/AAA             5.00           SEQ                 Fixed (2)                07/10
  IA-5             $48,275,000          Aaa/AAA/AAA             8.90           SEQ                Fixed (2,3)               09/13
  IA-6             $33,650,000          Aaa/AAA/AAA             6.70           NAS                 Fixed (2)                08/13
  IA-7             $75,000,000          Aaa/AAA/AAA             3.75            PT                Fixed (2,3)               09/13
  IM-1             $14,850,000           Aa2/AA/AA              6.39           MEZ                 Fixed (2)                09/13
  IM-2             $11,250,000             A2/A/A               6.39           MEZ                 Fixed (2)                09/13
  IB                $7,200,000          Baa2/BBB/BBB            6.10           SUB                 Fixed (2)                09/13

  IIA-1           $227,300,000          Aaa/AAA/AAA             0.95           SEQ            1M Libor + [ ] (4)            10/05
  IIA-2           $341,450,000          Aaa/AAA/AAA             3.12           SEQ           1M Libor + [ ] (3,4)           08/09
  IIM-1            $34,775,000           Aa2/AA/AA              4.14           MEZ           1M Libor + [ ] (3,4)           08/09
  IIM-2            $24,375,000             A2/A/A               4.04           MEZ           1M Libor + [ ] (3,4)           08/09
  IIB              $16,250,000          Baa2/BBB/BBB            3.82           SUB           1M Libor + [ ] (3,4)           08/09
------------------------------- ----------------------------------------------------------- ------------------------- --------------

(1) The Certificates will be priced at the following prepayment speed assumptions: Group I Certificates: 20% HEP. Group II Certificates: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

(2)  Subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the coupon on the Class IA-7 Certificates will increase by 100 bps per annum, the margin on the Class IIA-2 Certificates will increase to 2x its respective margin and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)  Subject to the Group II Available Funds Cap and the Group II Maximum Rate
     Cap.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       3

Title of Certificates:       Chase Funding Mortgage Loan Asset-Backed
                             Certificates, Series 2004-1, consisting of the following offered classes:
                             Class IA-1, Class IA-2, Class IA-3, Class IA-4,
                             Class IA-5, Class IA-6, Class IA-7
                             Class IM-1, Class IM-2
                             Class IB
                             (the "Group I Certificates")

                             and

                             Class IIA-1, Class IIA-2
                             Class IIM-1, Class IIM-2
                             Class IIB
                             (the "Group II Certificates")

Underwriters:                J.P. Morgan Securities Inc., Banc One Capital
                             Markets, Inc. and Merrill Lynch, Pierce, Fenner &
                             Smith Incorporated

Depositor:                   Chase Funding, Inc.

Sellers: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A. and JPMorgan Chase Bank

Servicer:                    Chase Manhattan Mortgage Corporation

Trustee:                     Wachovia Bank, N.A.

Cut-Off Date:                February 1, 2004

Pricing Date:                On or about February 11, 2004

Closing Date:                On or about February 20, 2004

Distribution Dates:          Distribution of principal and interest on the
                             certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in March
                             2004.

ERISA Considerations:        The offered certificates will be ERISA eligible as
                             of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                             Code of an ERISA Plan's acquisition and ownership of such Certificates.

Legal Investment:            The Class A and Class M-1 Certificates will
                             constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                             Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       4

Tax Status:                  For federal income tax purposes, the Trust Fund
                             will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

Optional Termination:        The Servicer has the option to exercise a call on
                             each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property), plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                             Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.

Mortgage Loans:              The mortgage pool will consist of mortgage loans
                             ("Mortgage Loans") that will be divided into a fixed-rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The
                             Mortgage Loans are secured by first liens on real properties.

Administrative Fees:         The Servicer and Trustee will be paid fees
                             aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

Compensating Interest:       The amount of servicing fee otherwise payable to
                             the Servicer for any month on any Distribution Date will be reduced in an amount up to the amount of any shortfall in interest payments resulting from
                             (i) prepayments received in full during the period from the 16th calendar day through the last calendar day of the previous month and (ii) partial prepayments received during the previous calendar month, less any interest payments due with respect to prepayments in full received during the period from the 1st through the 15th of the month of such Distribution Date; provided that any such reduction of the servicing fee otherwise payable with respect to that Distribution Date will be limited to the product of (1) one-twelfth of 0.35% and (2) the aggregate stated principal balance of the mortgage loans with respect to the related Distribution
                             Date.

Prepayment Period:           With respect to any Distribution Date, unscheduled
                             prepayments of principal in full received during the period from the 16th calendar day of the prior calendar month (or from the Cut-Off Date in the case of the first Distribution Date) through the 15th of the month of such Distribution Date and partial prepayments received during the previous calendar month will be passed through on such Distribution Date to Certificateholders then entitled to principal distributions.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       5

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
      --------------------------------------------------------------------

                              Certificate Structure
                              ---------------------


Credit Enhancement:          1)  Excess interest
                             2)  Over-Collateralization
                             3)  Cross-Collateralization
                             4)  Subordination

Excess Interest:             Excess interest cashflows from each group will be
                             available as credit enhancement for the related group.

Over-Collateralization:      The over-collateralization ("O/C") amount is equal
                             to the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the offered certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 1.15% of the aggregate principal balance of the Group I Mortgage Loans and approximately 0.90% of the aggregate principal balance of the Group II Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.


                                                         GROUP I CERTIFICATES

                             Initial:  1.15% of original balance    Target:1.15% of original balance
                             Stepdown: 2.30% of current balance     Floor: 0.50% of original  balance


                                                       GROUP II CERTIFICATES

                             Initial:  0.90% of original balance     Target:0.90% of original balance
                             Stepdown: 1.80% of current balance      Floor: 0.50% of original balance


Cross-Collateralization:     Excess interest from each of the two loan groups,
                             if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       6

                                     GROUP I
                                     -------

Group I Subordination (1):
                  -------------------------------------------------------------
                                   (Moody's/S&P/Fitch)   GROUP I
                                                         (Subordination)
                  -------------------------------------------------------------
                  Class IA         (Aaa/AAA/AAA)         8.55%
                  Class IM-1       (Aa2/AA/AA)           5.25%
                  Class IM-2       (A2/A/A)              2.75%
                  Class IB         (Baa2/BBB/BBB)        1.15%
                  -------------------------------------------------------------


Group I Class Size:
                  -------------------------------------------------------------
                                   (Moody's/S&P/Fitch)   GROUP I (Class Size)
                  -------------------------------------------------------------
                  Class IA         (Aaa/AAA/AAA)         91.45%
                  Class IM-1       (Aa2/AA/AA)            3.30%
                  Class IM-2       (A2/A/A)               2.50%
                  Class IB         (Baa2/BBB/BBB)         1.60%
                  -------------------------------------------------------------




                                    GROUP II

Group II Subordination (1):
                  -------------------------------------------------------------
                                   (Moody's/S&P/Fitch)   GROUP II
                                                         (Subordination)
                  -------------------------------------------------------------
                  Class IIA        (Aaa/AAA/AAA)         12.50%
                  Class IIM-1      (Aa2/AA/AA)            7.15%
                  Class IIM-2      (A2/A/A)               3.40%
                  Class IIB        (Baa2/BBB/BBB)         0.90%
                  -------------------------------------------------------------


Group II Class Size:
                  -------------------------------------------------------------
                                   (Moody's/S&P/Fitch)   GROUP II (Class Size)
                  -------------------------------------------------------------
                  Class IIA        (Aaa/AAA/AAA)         87.50%
                  Class IIM-1      (Aa2/AA/AA)            5.35%
                  Class IIM-2      (A2/A/A)               3.75%
                  Class IIB        (Baa2/BBB/BBB)         2.50%
                  -------------------------------------------------------------




(1) The subordination percentages include the initial over-collateralization levels of 1.15% for Group I and 0.90% for Group II.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       7

                                     GROUP I
                                     -------


Mortgage
Loans (1):        Fixed-rate, first lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $370,586,393.


Prepayment
Assumption:       The Group I Certificates will be priced at 20% HEP (2% - 20%
                  CPR Ramp over 10 months).


Group I Net
WAC Cap: The pass-through rate of each class of the Group I Certificates will be subject to the "Group I Net WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage Loans. In the case of the Class IA-1 Certificates, this rate is multiplied by a fraction the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.


Interest
Accrual: For the Class IA-1 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all other Group I Certificates, interest will accrue during the calendar month preceding the month of distribution.


Payment Delay:    For the Class IA-1 Certificates, 0 days. For all other Group I
                  Certificates, 24 days.


Interest Payment
Basis: For the Class IA-1 Certificates, Actual/360. For all other Group I Certificates, 30/360.


Coupon Step Up:   If the 10% clean-up call for the Group I Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5
                  Certificates will increase by 50 bps per annum and the Pass-Through Rate on the Class IA-7 Certificates will increase by 100 bps per annum.


(1) The mortgage pool as of the Closing Date will include approximately $79,413,607 of fixed-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates, and will be filed with the Securities and Exchange Commission, within fifteen days of the Closing Date.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       8

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
      --------------------------------------------------------------------

                            Group I Certificates (1)
                            ------------------------

                          Class         Class      Class      Class      Class      Class      Class      Class      Class
                          IA-1          IA-2       IA-3       IA-4       IA-5       IA-6       IM-1       IM-2         IB
------------------------------------------------------------------------------------------------------------------------------------
   Offer Size          $106,600,00   $33,400,000 $66,700,000 $47,900,000 $48,275,000 $33,650,000 $14,850,000 $11,250,000 $7,200,000

   Expected Ratings
      Moody's              Aaa           Aaa         Aaa         Aaa         Aaa         Aaa         Aa2          A2        Baa2
      S&P                  AAA           AAA         AAA         AAA         AAA         AAA         AA           A          BBB
      Fitch                AAA           AAA         AAA         AAA         AAA         AAA         AA           A          BBB
   Coupon              1M Libor +     Fixed (2)   Fixed (2)   Fixed (2)   Fixed (2,3) Fixed (1)   Fixed (1)   Fixed (2)  Fixed (2)
                        [ ] (2)

   Weighted Average
   Life to Call
   (yrs.) (4)             0.95          2.00        3.00        5.00        8.90        6.70        6.39        6.39       6.10

   Weighted Average
   Life
   To Maturity (yrs.)
   (4)                    0.95          2.00        3.00        5.00        10.92       6.70        6.87        6.66       6.11

   Payment Window
   to Call (mos.)
   (4)                  1-20/20        20-27/8     27-47/21    47-77/31   77-115/39   37-114/78   38-115/78   38-115/78  38-115/78

   Payment Window
   to Maturity (mos.)
   (4)                  1-20/20        20-27/8     27-47/21    47-77/31   77-237/161  37-114/78   38-170/133  38-149/112 38-119/82

   Expected
   Maturity to
   Call (4)              10/05         05/06       01/08       07/10       09/13       08/13       09/13       09/13      09/13

   Expected
   Maturity to
   Maturity (4)          10/05         05/06       01/08       07/10       11/23       08/13       04/18       07/16      01/14

   Last Scheduled
   Distribution
   Date (5)              11/18         06/19       04/26       08/30       11/33       06/15       05/33       01/33      02/32

(1)   Information regarding the Class IA-7 Certificates is not disclosed herein.

(2)   Subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(4)   The Group I Certificates will be priced at 20% HEP.

(5) Assumes 0% HEP, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       9

                                    GROUP II
                                    --------

Mortgage
Loans (1):        Adjustable-rate, first lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $528,245,179.

Prepayment
Assumption:       The Group II Certificates will be priced at 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60%
                  CPR from month 24 until month 27 and remaining constant at 35%
                  CPR from month 28 and thereafter).

Group II
Available
Funds Cap:        The pass-through rate of each class of the Group II
                  Certificates will be subject to the "Group II Available Funds
                  Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage
                  Loans based on the net mortgage rates in effect on the related due date divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

Group II
Maximum
Rate Cap:         The pass-through rate of each class of the Group II
                  Certificates will be subject to the "Group II Maximum Rate
                  Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II
                  Mortgage Loans multiplied by a fraction the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

Shortfall
Reimbursement:    If on any Distribution Date the pass-through rate on the Group
                  II Certificates is limited by the Group II Available Funds
                  Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II
                  Certificates had not been so limited by the Group II Available
                  Funds Cap, up to but not exceeding the Group II Maximum Rate
                  Cap, and the aggregate of such shortfalls from previous
                  Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next
                  Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

Interest Accrual: For all Group II Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

Payment Delay:    0 days.

Interest Payment
Basis:            Actual/360.

Coupon Step Up:   If the 10% clean-up call for the Group II Certificates is not exercised on the first distribution date on which it is exercisable, the margin on the Class IIA-2 Certificates will increase to 2x its respective margin and the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.


(1) The mortgage pool as of the Closing Date will include approximately $121,754,821 of adjustable-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates, and will be filed with the Securities and Exchange Commission, within fifteen days of the Closing Date.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       10

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
      --------------------------------------------------------------------

                              Group II Certificates
                              ---------------------

                                Class        Class       Class        Class       Class
                                IIA-1        IIA-2       IIM-1        IIM-2        IIB
-----------------------------------------------------------------------------------------------
 Offer Size                  $227,300,000  $341,450,000  $34,775,000  $24,375,000  $16,250,000

 Expected Ratings
   Moody's                        Aaa           Aaa          Aa2           A2          Baa2
   S&P                            AAA           AAA           AA           A            BBB
   Fitch                          AAA           AAA           AA           A            BBB

 Coupon                        1M Libor +    1M Libor +   1M Libor +   1M Libor +   1M Libor +
                               [ ] (1,2)     [ ] (1,2)     [ ] (1,2)    [ ] (1,2)   [ ] (1,2)

 Weighted Average Life to        0.95          3.12         4.14         4.04         3.82
 Call (yrs.) (3)

 Weighted Average Life to        0.95          3.41         4.47         4.27         3.85
 Maturity (yrs.) (3)

 Payment Window to Call        1-20/20       20-66/47     40-66/27     38-66/29     37-66/30
 (mos.) (3)

 Payment Window to Maturity    1-20/20      20-146/127    40-109/70    38-94/57     37-75/39
 (mos.) (3)

 Expected Maturity to Call      10/05         08/09        08/09        08/09        08/09
 (3)

 Expected Maturity to           10/05         04/16        03/13        12/11        05/10
 Maturity  (3)

 Last Scheduled Distribution    09/21         12/33        09/33        07/33        12/32
 Date (4)

(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIA-2 Certificates will increase to 2x its respective margin and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(3)   The Group II Certificates will be priced at 100% PPC.

(4) Assumes 0% CPR, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       11

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
      --------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------


                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee Fees.
3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.
4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.
6.    Excess Group I interest to pay Group I subordinate principal shortfalls.
7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.
8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.



                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee Fees.
3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.
4. Group II available principal funds, as follows: monthly principal to the Class IIA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.
6.    Excess Group II interest to pay Group II subordinate principal shortfalls.
7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.
8. Excess Group II interest to pay any Carryover resulting from the imposition of the Group II Available Funds Cap.
9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       12

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
      --------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in March 2013, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of the Class IA-1 through Class IA-6 Certificates (in each case immediately prior to such Distribution Date) and
(iii) the Class IA-1 through Class IA-6 portion of the Class IA Principal Distribution Amount which shall equal the Class IA-1 through Class IA-6 pro rata share of all scheduled and unscheduled Group I principal plus excess spread related to the Group I Mortgage Loans to the extent distributable as principal, for such Distribution Date. For the March 2013 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Distribution Amount will equal the Class IA-1 through Class IA-6 pro rata share of the Class IA Principal Cashflows.

                          CLASS IA-6 LOCKOUT PERCENTAGE
                          -----------------------------

                    ------------------------------------------
                    March 2004 - February 2007              0%
                    2007
                    March 2007 - February 2009             45%
                    2009
                    March 2009 - February 2010             80%
                    2010
                    March 2010 - February 2011            100%
                    2011
                    March 2011 - February 2013            300%
                    2013
                    ------------------------------------------


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
---------------------
1) The Class IA Principal Distribution Amount will be distributed, pro rata, to i) the Class IA-7 Certificates and ii) the Class IA-1 through Class IA-6 Certificates based on the respective outstanding principal balance of
      i) the Class IA-7 Certificates and ii) the aggregate of the Class IA-1 through Class IA-6 Certificates. The Class IA-1 through Class IA-6 portion of the Class IA Principal Distribution Amount will be distributed as follows:
      A) First, to the Class IA-6 Certificateholders, the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.
      B) Thereafter, all the remaining Class IA-1 through Class IA-6 portion of the Class IA Principal Distribution Amount will be paid sequentially to the Class IA-1 through Class IA-6 Certificates until the principal balance of each such class of Certificates is reduced to zero.

2) If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA-1 through Class IA-6 Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
----------------------

1) The Class IIA Principal Distribution Amount, which shall equal all scheduled and unscheduled Group II principal plus excess spread related to the Group II Mortgage Loans to the extent distributable as principal, will be distributed sequentially to the Class IIA Certificates until the principal balance of each such class of Certificates is reduced to zero.

2) If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IIA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       13

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.


                        REQUIRED SUBORDINATION LEVELS (1)
                        ---------------------------------

              ------------------------------------------------------
              Group I                        Group II
              ------------------------------------------------------
              Class A             17.10%     Class A          25.00%
              Class M-1           10.50%     Class M-1        14.30%
              Class M-2            5.50%     Class M-2         6.80%
              Class B              2.30%     Class B           1.80%
              ------------------------------------------------------
              (1)   Includes overcollateralization


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)    The Distribution Date is on or after the March 2007 Distribution Date; and
2) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
3)    A Trigger Event does not exist.


TRIGGER EVENT:

A trigger event ("Trigger Event") with respect to each loan group and a Distribution Date after February 2007, exists if (i) the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date with respect to Group I or Group II Mortgage Loans, as applicable, exceed the following levels (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

Distribution Date Occurring In         Group I Required Loss Percentage               Group II Required Loss Percentage
------------------------------         --------------------------------               ---------------------------------
March 2007 - February 2008             1.90% for the first month, plus an additional  3.75% for the first month, plus an additional
                                       1/12th of 0.60% for each month thereafter      1/12th of 1.25% for each month thereafter
March 2008 - February 2009             2.50% for the first month, plus an additional  5.00% for the first month, plus an additional
                                       1/12th of 0.45% for each month thereafter      1/12th of 0.50% for each month thereafter
March 2009 - February 2010             2.95% for the first month, plus an additional  5.50% for the first month, plus an additional
                                       1/12th of 0.20% for each month thereafter      1/12th of 0.25% for each month thereafter
March 2010 - February 2011             3.15% for the first month, plus an additional  5.75%
                                       1/12th of 0.35% for each month thereafter
March 2011 and thereafter              3.50%                                          5.75%



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       14

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of i) the March 2007 Distribution Date and ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

          Group I Senior                   Group II Senior
Specified Enhancement Percentage:       Specified Enhancement
                                             Percentage:
       -------------------               -------------------
              17.10%                           25.00%
                Or                               Or
        (7.40% + 1.15%)*2                 (11.60% +0.90%)*2


Prospectus:       The Certificates will be offered pursuant to a Prospectus
                  which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


Mortgage Loans:   The following tables describe the mortgage loans and
                  the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.


Further
Information:      Please call any of the following contacts:
                  Chris Schiavone          (212) 834-5372
                  Marty Friedman           (212) 834-5727
                  Peter Candell            (212) 834-5511
                  Philip Li                (212) 834-5033
                  Tom Roh                  (212) 834-5936
                  Brian Mendell            (212) 834-5029
                  Phillip Chun             (212) 834-5435
                  Darya Zhuk               (212) 834-5308
                  Kevin Lynn               (212) 834-5412


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       15

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                     Group I

                                 Summary Report
                                 --------------
Aggregate Outstanding              $370,586,393
Principal Balance
Aggregate Original Principal       $371,462,774
Balance
Number of Mortgage Loans                  2,699

                                     Average(1)                  Minimum          Maximum
                                     ----------                  -------          -------
Original Principal Balance             $137,630                  $15,000         $500,000
Outstanding Principal Balance          $137,305                  $14,918         $499,192

                            Weighted Average(2)                  Minimum          Maximum
                            -------------------                  -------          -------
Original Term (mos)                         305                       60              360
Stated Remaining Term (mos)                 303                       58              360
Expected Remaining Term (mos)               303                       58              360
Loan Age (mos)                                2                        0               18
Current Interest Rate                    7.123%                   5.250%           9.999%
Original Loan-to-Value                   72.53%                    6.42%           95.00%
Credit Score (3)                            639                      461              810

                                                                Earliest           Latest
Origination Dates                                                07/2002          12/2003
Maturity Dates                                                   12/2008          01/2034

Lien Position             Percent of Loan Group      Loan Purpose   Percent of Loan Group
                          ---------------------                     ---------------------
1st Lien                                  100.0%     Purchase                         9.2%
                                                     Refinance -                      8.3%
                                                     Rate/Term
Occupancy                 Percent of Loan Group      Refinance - Cashout             82.5%
                          ---------------------
Owner-occupied                             92.0%
Second Home                                 0.8%     Property Type  Percent of Loan Group
                                                                    ---------------------
Investment                                  7.2%     Single Family                   74.6%
                                                     Detached
                                                     Two- to Four-family              9.8%
                                                     Dwelling Unit
Documentation             Percent of Loan Group      Condominium                      5.0%
                          ---------------------
Full Documentation                         60.4%     Planned Unit                     4.9%
                                                     Development
24 Month Bank Statement                     8.0%     Manufactured Housing             3.4%
Reduced Documentation                       0.7%     Small Mixed Use                  2.2%
Stated Income                              30.9%     Co-Op                            0.1%

Year of Origination       Percent of Loan Group
                          ---------------------
2002                                        0.1%
2003                                       99.9%


Notes:
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighted Average only for loans with credit scores.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       16

           Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                     Group I

                              Current Mortgage Rate
                              ---------------------
                                        Number of   Aggregate Principal       Percent of
Current Mortgage Rates             Mortgage Loans   Balance Outstanding       Loan Group
5.000% to 5.499%                               12          $  3,783,720              1.0%
5.500% to 5.999%                               67            12,499,454              3.4
6.000% to 6.499%                              505            82,407,546             22.2
6.500% to 6.999%                              684           106,368,677             28.7
7.000% to 7.499%                              327            46,645,680             12.6
7.500% to 7.999%                              481            58,885,174             15.9
8.000% to 8.499%                              223            25,505,920              6.9
8.500% to 8.999%                              232            22,425,553              6.1
9.000% to 9.499%                               78             5,815,457              1.6
9.500% to 9.999%                               90             6,249,213              1.7
                                      ------------          ------------           -----
Total:                                      2,699          $370,586,393            100.0%
                                      ------------          ------------           -----

Mortgage Rates Range is from: 5.250% to 9.999%
Weighted Average is: 7.123%

                       Remaining Months to Stated Maturity
                       -----------------------------------

                                        Number of   Aggregate Principal       Percent of
Remaining Term (Months)            Mortgage Loans   Balance Outstanding       Loan Group
49 to 60                                    1              $     64,130              0.0%
61 to 72                                    1                    37,145              0.0
73 to 84                                    1                    40,447              0.0
85 to 96                                    1                    93,748              0.0
97 to 108                                   1                    36,847              0.0
109 to 120                                 68                 4,614,513              1.2
121 to 132                                  2                    90,544              0.0
133 to 144                                  5                   594,229              0.2
145 to 156                                  2                   108,894              0.0
157 to 168                                  2                   166,337              0.0
169 to 180                                593                74,008,968             20.0
193 to 204                                  1                   154,572              0.0
217 to 228                                  1                    61,987              0.0
229 to 240                                378                45,009,676             12.1
277 to 288                                  1                   138,086              0.0
289 to 300                                 26                 3,197,986              0.9
301 to 312                                  3                   569,393              0.2
325 to 336                                  1                   123,115              0.0
337 to 348                                  1                    66,675              0.0
349 to 360                              1,610               241,409,101             65.1
                                 ------------              ------------            -----
Total:                                  2,699              $370,586,393            100.0%
                                 ------------              ------------            -----

Remaining Term Range is from (Months): 58 to 360
Weighted Average is (Months): 303


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       17

           Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                     Group I

                    Original Mortgage Loan Principal Balances
                    -----------------------------------------
Range of Original Mortgage              Number of   Aggregate Principal       Percent of
Loan Principal Balances            Mortgage Loans   Balance Outstanding       Loan Group
$100,000 or Less                            1,058          $ 70,365,660             19.0%
$100,001 to $150,000                          658            81,913,613             22.1
$150,001 to $200,000                          484            83,577,446             22.6
$200,001 to $250,000                          229            51,252,607             13.8
$250,001 to $300,000                          147            40,195,298             10.8
$300,001 to $350,000                           78            25,346,335              6.8
$350,001 to $400,000                           32            11,976,809              3.2
$400,001 to $450,000                            7             2,984,982              0.8
$450,001 to $500,000                            6             2,973,643              0.8
                                     ------------          ------------            -----
Total:                                      2,699          $370,586,393            100.0%
                                     ------------          ------------            -----

Original Mortgage Loan Principal Balance Range is from: $15,000 to $500,000 Average is: $137,630

                              Product Type Summary
                              --------------------
                                        Number of   Aggregate Principal       Percent of
Product Type Summary               Mortgage Loans   Balance Outstanding       Loan Group

5 to 9 Year Fixed Rate                          5          $    272,317              0.1%
Mortgage Loan
10 to 14 Year Fixed Rate                       77             5,408,180              1.5
Mortgage Loan
15 to 19 Year Fixed Rate                      367            38,227,015             10.3
Mortgage Loan
20 to 24 Year Fixed Rate                      380            45,209,749             12.2
Mortgage Loan
25 to 29 Year Fixed Rate                       30             3,890,494              1.0
Mortgage Loan
30 Year Fixed Rate Mortgage                 1,611           241,475,776             65.2
Loan
Balloon Loan                                  229            36,102,862              9.7
                                     ------------          ------------            -----
Total:                                      2,699          $370,586,393            100.0%
                                     ------------          ------------            -----

                          Prepayment Penalties Summary
                          ----------------------------
                                        Number of   Aggregate Principal       Percent of
Prepayment Penalty Summary         Mortgage Loans   Balance Outstanding       Loan Group
None                                          413          $ 56,910,807             15.4%
12 Months                                     220            43,388,573             11.7
24 Months                                      10             1,366,368              0.4
36 Months                                     672            97,713,818             26.4
60 Months                                   1,384           171,206,827             46.2
                                     ------------          ------------            -----
Total:                                      2,699          $370,586,393            100.0%
                                     ------------          ------------            -----


The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 49 months prepayment penalties is approximately 46 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       18

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                     Group I

                               State Distributions
                               -------------------
                            Number of             Aggregate Principal        Percent of
States                 Mortgage Loans             Balance Outstanding        Loan Group
Arizona                            32                      $3,752,813               1.0%
Arkansas                           11                         601,695               0.2
California                        442                      82,338,064              22.2
Colorado                           36                       5,020,357               1.4
Connecticut                        46                       7,622,884               2.1
Delaware                           16                       1,726,867               0.5
District of                        11                       1,805,253               0.5
Columbia
Florida                           503                      57,988,437              15.6
Georgia                            40                       4,127,191               1.1
Hawaii                              2                         506,741               0.1
Idaho                               7                         651,369               0.2
Illinois                           70                       7,375,485               2.0
Indiana                            52                       4,677,378               1.3
Iowa                                3                         215,609               0.1
Kansas                              8                         799,900               0.2
Kentucky                           32                       2,457,399               0.7
Louisiana                          40                       4,095,098               1.1
Maine                              13                       1,128,597               0.3
Maryland                           59                       9,822,566               2.7
Massachusetts                      36                       7,405,152               2.0
Michigan                           51                       5,091,674               1.4
Minnesota                          19                       2,707,397               0.7
Mississippi                        21                       1,591,374               0.4
Missouri                           49                       3,864,950               1.0
Montana                             5                         530,517               0.1
Nebraska                            2                         152,534               0.0
Nevada                             14                       2,113,483               0.6
New Hampshire                      25                       4,200,485               1.1
New Jersey                        152                      26,649,201               7.2
New Mexico                         10                       1,364,973               0.4
New York                          302                      56,118,248              15.1
North Carolina                     35                       2,853,989               0.8
North Dakota                        1                          55,427               0.0
Ohio                               68                       6,079,847               1.6
Oklahoma                           23                       1,584,762               0.4
Oregon                             38                       5,474,981               1.5
Pennsylvania                      128                      13,300,676               3.6
Rhode Island                        7                         960,275               0.3
South Carolina                     37                       3,374,763               0.9
Tennessee                          80                       7,008,128               1.9
Texas                              11                       1,256,732               0.3
Utah                                4                         453,827               0.1
Vermont                             5                         416,808               0.1
Virginia                           74                       9,221,199               2.5
Washington                         36                       5,533,569               1.5
West Virginia                      15                       1,406,403               0.4
Wisconsin                          23                       2,586,337               0.7
Wyoming                             5                         514,981               0.1
                                -----                   -------------             ------
Total:                          2,699                    $370,586,393             100.0%
                                -----                   -------------             ------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       19

           Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                     Group I

                          Original Loan-to-Value Ratios
                          -----------------------------
                                        Number of   Aggregate Principal       Percent of
Range of Original                  Mortgage Loans   Balance Outstanding       Loan Group
Loan-to-Value Ratios
50.00% or Less                                323           $33,733,019              9.1%
50.01% to 55.00%                              115            16,423,013              4.4
55.01% to 60.00%                              155            21,033,688              5.7
60.01% to 65.00%                              179            24,812,632              6.7
65.01% to 70.00%                              338            47,636,051             12.9
70.01% to 75.00%                              309            43,755,762             11.8
75.01% to 80.00%                              563            82,798,255             22.3
80.01% to 85.00%                              343            47,124,225             12.7
85.01% to 90.00%                              285            40,929,804             11.0
90.01% to 95.00%                               89            12,339,944              3.3
                                            -----         -------------            -----
Total:                                      2,699          $370,586,393            100.0%
                                            -----         -------------            -----


Loan-to-Value Ratios Range is from: 6.42% to
95.00%
Weighted Average is: 72.53%

                            Mortgage Loan Age Summary
                            -------------------------
                                        Number of   Aggregate Principal       Percent of
Mortgage Loan Age (Months)         Mortgage Loans   Balance Outstanding       Loan Group
0                                               3              $236,900              0.1%
1                                           1,147           155,510,393             42.0
2                                           1,257           168,851,394             45.6
3                                             247            38,045,934             10.3
4                                              21             3,581,500              1.0
5                                               9             1,626,054              0.4
6                                               2               497,462              0.1
7                                               3               599,544              0.2
8                                               2               614,145              0.2
9                                               2               438,867              0.1
10                                              2               289,200              0.1
13                                              2               198,992              0.1
16                                              1                34,020              0.0
18                                              1                61,987              0.0
                                            -----         -------------            -----
Total:                                      2,699          $370,586,393            100.0%
                                            -----         -------------            -----

Weighted Average Age (Months) is: 2


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       20

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                     Group I

                              Credit Score Summary
                              --------------------
                                        Number of   Aggregate Principal       Percent of
Credit Scores                      Mortgage Loans   Balance Outstanding       Loan Group
Not Scored                                      4          $    568,543             0.2%
461 to 500                                      4               347,722             0.1
501 to 550                                    267            28,095,735             7.6
551 to 600                                    558            68,096,332            18.4
601 to 650                                    846           121,093,914            32.7
651 to 700                                    685           100,418,687            27.1
701 to 750                                    225            33,784,963             9.1
751 to 800                                    105            17,429,741             4.7
801 to 810                                      5               750,756             0.2
                                     ------------          ------------           -----
Total:                                      2,699          $370,586,393           100.0%
                                     ------------          ------------           -----




Credit Score Range is from: 461 to 810
Weighted Average (scored loans only) is: 639

                              Credit Grade Summary
                              --------------------
                                        Number of    Aggregate Principal      Percent of
Credit Grade                       Mortgage Loans    Balance Outstanding      Loan Group
CMMC Wholesale/Retail
Underwriting:
A*                                            804          $131,497,299            35.5%
AO                                            599            85,472,471            23.1
A-                                             88            11,168,935             3.0
B                                              71             7,938,523             2.1
B-                                             13               859,878             0.2
C                                              14               899,474             0.2
                                     ------------          ------------           -----
Subtotal:                                   1,589          $237,836,580            64.2%
                                     ------------          ------------           -----

CMMC Call Center Underwriting:
A1                                            483          $ 61,035,512            16.5%
A2                                            426            51,578,972            13.9
B1                                            174            17,780,591             4.8
B2                                             27             2,354,737             0.6
                                     ------------          ------------           -----
Subtotal:                                   1,110          $132,749,812            35.8%
                                     ------------          ------------           -----

Total:                                      2,699          $370,586,393           100.0%
                                     ------------          ------------           -----




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       21

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                    Group II

                                 Summary Report
                                 --------------
Aggregate Outstanding               $528,245,179
Principal Balance
Aggregate Original Principal        $529,070,699
Balance
Number of Mortgage Loans                   3,176

                                     Average (1)                 Minimum                   Maximum
                                     -----------                 -------                   -------
Original Principal Balance              $166,584                 $14,000                  $991,250
Outstanding Principal Balance           $166,324                 $13,986                  $989,175

                              Weighted Average(2)                Minimum                   Maximum
                              -------------------                -------                   -------
Original Term (mos)                          359                     120                       360
Stated Remaining Term (mos)                  358                     118                       359
Expected Remaining Term (mos)                357                     118                       359
Loan Age (mos)                                 2                       1                        18
Current Interest Rate                     6.779%                  4.749%                     9.750%
Initial Interest Rate Cap                 3.000%                  3.000%                     3.000%
Periodic Rate Cap                         1.443%                  1.000%                     1.500%
Gross Margin                              4.844%                  1.475%                     8.250%
Maximum Mortgage Rate                    13.779%                 11.749%                    16.750%
Minimum Mortgage Rate                     6.796%                  4.749%                     9.750%
Months to Roll                                34                       6                        59
Original Loan-to-Value                    77.02%                   9.07%                     95.00%
Credit Score (3)                             614                     467                       807

                                                                Earliest                    Latest
                                                                --------                    ------
Origination Date                                                 07/2002                   12/2003
Maturity Date                                                    12/2013                   01/2034

Lien Position             Percent of Loan Group     Year of Origination      Percent of Loan Group
-------------             ---------------------     -------------------      ---------------------
First Lien                                100.0%    2002                                       0.1%
                                                    2003                                      99.9%
Occupancy                 Percent of Loan Group
---------                 ---------------------
Owner-occupied                             92.6%    Loan Purpose             Percent of Loan Group
Second Home                                 0.7%    Purchase                                  21.3%
Investment                                  6.7%    Refinance - Rate/Term                      7.7%
                                                    Refinance - Cashout                       70.9%
Documentation             Percent of Loan Group
-------------             ---------------------
Full Documentation                         59.8%    Property Type            Percent of Loan Group
24 Month Bank Statement                     8.0%    Single Family                             79.0%
                                                    Detached
Reduced Documentation                       1.2%    Two- to Four-family                        8.5%
                                                    Dwelling Unit
Stated Income                              31.0%    Planned Unit                               5.0%
                                                    Development
                                                    Condominium                                6.1%
                                                    Co-Op                                      0.2%
                                                    Manufactured Housing                       1.3%

(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       22

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                    Group II

                             Current Mortgage Rates
                             ----------------------

                                     Number of   Aggregate Principal       Percent of
Current Mortgage Rates          Mortgage Loans   Balance Outstanding       Loan Group
4.500% to 4.999%                           157           $35,387,550              6.7%
5.000% to 5.499%                           212            43,028,158              8.1
5.500% to 5.999%                           417            80,371,275             15.2
6.000% to 6.499%                           328            59,116,704             11.2
6.500% to 6.999%                           548            94,550,514             17.9
7.000% to 7.499%                           369            61,834,902             11.7
7.500% to 7.999%                           450            67,936,106             12.9
8.000% to 8.499%                           291            40,445,390              7.7
8.500% to 8.999%                           272            32,843,079              6.2
9.000% to 9.499%                            86             8,635,152              1.6
9.500% to 9.999%                            46             4,096,348              0.8
                                         -----         -------------            -----
Total:                                   3,176          $528,245,179            100.0%
                                         -----         -------------            -----

Mortgage Rates Range is from: 4.749% to 9.750%
Weighted Average is: 6.779%

                       Remaining Months to Stated Maturity
                       -----------------------------------

                                        Number of   Aggregate Principal       Percent of
Remaining Term (Months)            Mortgage Loans   Balance Outstanding       Loan Group
109 to 120                                      2              $203,161              0.0%
169 to 180                                      5               256,977              0.0
229 to 240                                     21             2,480,588              0.5
289 to 300                                      1                89,094              0.0
337 to 348                                      3               430,999              0.1
349 to 360                                  3,144           524,784,359             99.3
                                            -----         -------------            ------
Total:                                      3,176          $528,245,179            100.0%
                                            -----         -------------            ------

Remaining Term Range is from (Months): 118 to 359
Weighted Average is (Months): 358



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       23

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                    Group II

                    Original Mortgage Loan Principal Balances
                    -----------------------------------------
Range of Original Mortgage              Number of   Aggregate Principal       Percent of
Loan Principal Balances            Mortgage Loans   Balance Outstanding       Loan Group
$100,000 or Less                              810          $ 56,860,545            10.8%
$100,001 to $150,000                          789            99,326,995            18.8
$150,001 to $200,000                          640           110,571,604            20.9
$200,001 to $250,000                          414            92,437,576            17.5
$250,001 to $300,000                          260            71,031,691            13.4
$300,001 to $350,000                          163            53,662,520            10.2
$350,001 to $400,000                           54            20,503,048             3.9
$400,001 to $450,000                           20             8,580,276             1.6
$450,001 to $500,000                           16             7,801,998             1.5
$550,001 to $600,000                            2             1,150,852             0.2
$600,001 to $650,000                            1               608,388             0.1
$700,001 to $750,000                            2             1,460,832             0.3
$750,001 to $800,000                            2             1,502,656             0.3
$800,001 to $850,000                            1               803,410             0.2
$950,001 to $1,000,000                          2             1,942,788             0.4
                                     ------------          ------------           -----
Total:                                      3,176          $528,245,179           100.0%
                                     ------------          ------------           -----

Original Mortgage Loan Principal Balance Range is from: $14,000 to $991,250 Average is: $166,584

                              Product Type Summary
                              --------------------
                                        Number of   Aggregate Principal       Percent of
Product Type Summary               Mortgage Loans   Balance Outstanding       Loan Group
2/28 LIBOR Loan                             1,452          $239,021,088            45.2%
3/27 LIBOR Loan                             1,042           181,720,598            34.4
5/25 LIBOR Loan                               682           107,503,492            20.4
                                     ------------          ------------           -----
Total:                                      3,176          $528,245,179           100.0%
                                     ------------          ------------           -----

                          Prepayment Penalties Summary
                          ----------------------------
                                        Number of   Aggregate Principal       Percent of
Prepayment Penalty Summary         Mortgage Loans   Balance Outstanding       Loan Group
None                                        1,230          $205,446,125            38.9%
12 Months                                      14             1,960,863             0.4
24 Months                                     265            51,907,790             9.8
36 Months                                   1,303           216,654,489            41.0
60 Months                                     364            52,275,911             9.9
                                     ------------          ------------           -----
Total:                                      3,176          $528,245,179           100.0%
                                     ------------          ------------           -----

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 38 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       24

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                    Group II

                               State Distributions
                               -------------------
                                        Number of   Aggregate Principal       Percent of
States                             Mortgage Loans   Balance Outstanding       Loan Group
Arizona                                        30            $3,344,578              0.6%
Arkansas                                        5               442,735              0.1
California                                    489           111,104,667             21.0
Colorado                                      109            19,770,456              3.7
Connecticut                                    43             9,247,536              1.8
Delaware                                       18             2,267,217              0.4
District of Columbia                           14             2,560,832              0.5
Florida                                       380            57,476,973             10.9
Georgia                                        71             9,356,772              1.8
Hawaii                                          3               699,234              0.1
Idaho                                           2               355,619              0.1
Illinois                                      155            25,111,563              4.8
Indiana                                        45             4,633,359              0.9
Iowa                                            4               222,610              0.0
Kansas                                         15             1,431,921              0.3
Kentucky                                       16             2,044,356              0.4
Louisiana                                      23             3,265,438              0.6
Maine                                           3               429,646              0.1
Maryland                                       85            16,135,406              3.1
Massachusetts                                  71            17,617,407              3.3
Michigan                                      201            25,370,871              4.8
Minnesota                                      98            16,006,246              3.0
Mississippi                                     7               457,311              0.1
Missouri                                      161            17,289,550              3.3
Montana                                         6               841,075              0.2
Nebraska                                        1                65,607              0.0
Nevada                                         21             3,130,576              0.6
New Hampshire                                  27             4,175,659              0.8
New Jersey                                    248            49,280,661              9.3
New Mexico                                      9             1,265,259              0.2
New York                                      224            46,444,043              8.8
North Carolina                                 64             7,207,787              1.4
North Dakota                                    1                51,967              0.0
Ohio                                           85             9,107,972              1.7
Oklahoma                                        9               691,070              0.1
Oregon                                         16             2,234,803              0.4
Pennsylvania                                   70             8,483,457              1.6
Rhode Island                                   19             2,734,594              0.5
South Carolina                                 26             3,486,938              0.7
South Dakota                                    1                34,256              0.0
Tennessee                                      36             3,817,475              0.7
Texas                                          10               784,105              0.1
Utah                                            1                93,634              0.0
Vermont                                         8               862,851              0.2
Virginia                                       82            12,960,436              2.5
Washington                                     60            11,783,823              2.2
West Virginia                                   5               626,154              0.1
Wisconsin                                      99            11,438,677              2.2
                                            -----         -------------            -----
Total:                                      3,176          $528,245,179            100.0%
                                            -----         -------------            -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       25

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                    Group II

                          Original Loan-to-Value Ratios
                          -----------------------------
                                        Number of   Aggregate Principal       Percent of
Range of Original                  Mortgage Loans   Balance Outstanding       Loan Group
Loan-to-Value Ratios
50.00% or Less                                129          $ 16,622,513             3.1%
50.01% to 55.00%                               52             8,924,444             1.7
55.01% to 60.00%                              122            18,972,980             3.6
60.01% to 65.00%                              185            33,333,575             6.3
65.01% to 70.00%                              314            52,210,606             9.9
70.01% to 75.00%                              348            57,858,997            11.0
75.01% to 80.00%                              976           171,759,107            32.5
80.01% to 85.00%                              492            80,920,932            15.3
85.01% to 90.00%                              492            77,881,890            14.7
90.01% to 95.00%                               66             9,760,134             1.8
                                      -----------          ------------           ----
Total:                                      3,176          $528,245,179           100.0%
                                      -----------          ------------           ----

Loan-to-Value Ratios Range is from: 9.07% to 95.00%
Weighted Average is: 77.02%

                            Mortgage Loan Age Summary
                            -------------------------
                                        Number of   Aggregate Principal       Percent of
Mortgage Loan Age (Months)         Mortgage Loans   Balance Outstanding       Loan Group
1                                           1,369          $226,652,942             42.9%
2                                           1,510           253,191,915             47.9
3                                             263            42,549,056              8.1
4                                              19             3,720,312              0.7
5                                               3               444,309              0.1
7                                               4               609,068              0.1
8                                               3               323,308              0.1
9                                               1               130,596              0.0
10                                              1               192,673              0.0
13                                              1               143,826              0.0
16                                              1               222,080              0.0
18                                              1                65,093              0.0
                                     ------------          ------------            -----
Total:                                      3,176          $528,245,179            100.0%
                                     ------------          ------------            -----

Weighted Average Age (Months) is: 2

                              Credit Score Summary
                              --------------------

                                        Number of   Aggregate Principal       Percent of
Credit Scores                      Mortgage Loans   Balance Outstanding       Loan Group
Not Scored                                     15          $  1,511,938              0.3%
467 to 500                                      9             1,133,404              0.2
501 to 550                                    713           101,807,371             19.3
551 to 600                                    813           135,903,702             25.7
601 to 650                                    802           137,895,202             26.1
651 to 700                                    539            96,772,740             18.3
701 to 750                                    201            37,987,962              7.2
751 to 800                                     82            15,093,051              2.9
801 to 807                                      2               139,808              0.0
                                      -----------          ------------            -----
Total:                                      3,176          $528,245,179            100.0%
                                     ------------          ------------            -----

Credit Score Range is from: 467 to 807
Weighted Average (scored loans only) is: 614


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       26

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                    Group II

                              Credit Grade Summary
                              --------------------

Credit Grade                            Number of   Aggregate Principal       Percent of
CMMC Wholesale/Retail              Mortgage Loans   Balance Outstanding       Loan Group
Underwriting:
A*                                            785          $144,677,639             27.4%
AO                                          1,306           222,246,402             42.1
A-                                            258            41,889,100              7.9
B                                             253            37,073,322              7.0
B-                                             73             9,406,296              1.8
C                                             111            13,115,770              2.5
                                     ------------          ------------            -----
Subtotal:                                   2,786          $468,408,529             88.7%
                                     ------------          ------------            -----

CMMC Call Center Underwriting:
A1                                             81          $ 14,125,558              2.7%
A2                                            164            25,176,921              4.8
B1                                            116            17,011,115              3.2
B2                                             29             3,523,056              0.7
                                     ------------          ------------            -----
Subtotal:                                     390          $ 59,836,650             11.3%
                                     ------------          ------------            -----

Total:                                      3,176          $528,245,179            100.0%
                                     ------------          ------------            -----


                             Maximum Mortgage Rates
                             ----------------------
Range of Maximum Mortgage               Number of   Aggregate Principal       Percent of
Rates                              Mortgage Loans   Balance Outstanding       Loan Group
11.500% to 11.999%                            157          $ 35,387,550              6.7%
12.000% to 12.499%                            212            43,028,158              8.1
12.500% to 12.999%                            417            80,371,275             15.2
13.000% to 13.499%                            328            59,116,704             11.2
13.500% to 13.999%                            548            94,550,514             17.9
14.000% to 14.499%                            369            61,834,902             11.7
14.500% to 14.999%                            450            67,936,106             12.9
15.000% to 15.499%                            291            40,445,390              7.7
15.500% to 15.999%                            272            32,843,079              6.2
16.000% to 16.499%                             86             8,635,152              1.6
16.500% to 16.999%                             46             4,096,348              0.8
                                     ------------          ------------            -----
Total:                                      3,176          $528,245,179            100.0%
                                     ------------          ------------            -----

Maximum Mortgage Rate Range is from: 11.749% to 16.750%
Weighted Average is: 13.779%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       27

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1
                                    Group II

                              Next Adjustment Date
                              --------------------
                                        Number of   Aggregate Principal       Percent of
Next Adjustment Date               Mortgage Loans   Balance Outstanding       Loan Group
August 2004                                     1          $     65,093              0.0%
May 2005                                        1               130,596              0.0
June 2005                                       3               323,308              0.1
July 2005                                       1               126,889              0.0
September 2005                                  1                80,551              0.0
October 2005                                   10             2,505,013              0.5
November 2005                                 153            25,450,637              4.8
December 2005                                 659           109,501,711             20.7
January 2006                                  623           100,837,291             19.1
April 2006                                      1               192,673              0.0
October 2006                                    2               233,092              0.0
November 2006                                 110            17,484,818              3.3
December 2006                                 465            81,960,429             15.5
January 2007                                  464            81,849,587             15.5
September 2007                                  1               222,080              0.0
January 2008                                    1               143,826              0.0
July 2008                                       3               482,179              0.1
September 2008                                  3               637,433              0.1
October 2008                                    6               708,533              0.1
November 2008                                 148            22,082,917              4.2
December 2008                                 333            53,413,010             10.1
January 2009                                  187            29,813,514              5.6
                                     ------------          ------------            -----
Total:                                      3,176          $528,245,179            100.0%
                                     ------------          ------------            -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       28

                      Assumed Mortgage Loan Characteristics
      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1

                             Group I Mortgage Loans
                             ----------------------
                                                                              Number of
                                                      Original                Months to
                                 Net      Original   Amortization Remaining  Prepayment
      Current     Mortgage    Mortgage      Term        Term        Term       Penalty
      Balance       Rate        Rate     (in months) (in months) (in months) Expiration
      -------       ----        ----     ----------- ----------- ----------- ----------
   $5,469,630.43   7.694%      7.184%        180         360         178          0
   $4,957,122.51   7.515%      7.005%        180         360         178         10
     $406,914.87   7.772%      7.262%        180         360         178         22
  $17,385,928.07   6.955%      6.445%        180         360         178         34
  $15,619,812.17   7.167%      6.657%        180         360         178         58
   $1,532,920.19   6.977%      6.467%        120         120         118          0
     $192,727.83   8.125%      7.615%        120         120         119         11
     $541,123.10   6.957%      6.447%        120         120         119         35
   $3,667,266.93   7.348%      6.838%        117         117         115         58
   $7,267,136.80   7.402%      6.892%        178         178         176          0
   $5,570,139.09   7.132%      6.622%        180         180         178         10
  $11,234,545.73   7.031%      6.521%        180         180         178         34
  $23,122,974.11   7.112%      6.602%        179         179         177         58
  $10,686,456.21   7.520%      7.010%        240         240         239          0
   $1,255,941.26   6.788%      6.278%        240         240         238         10
   $3,380,054.37   6.566%      6.056%        240         240         238         34
  $39,595,392.42   7.142%      6.632%        240         240         238         58
  $44,150,179.52   7.420%      6.910%        359         359         358          0
  $40,710,455.61   7.202%      6.692%        360         360         358         10
   $1,252,254.71   7.339%      6.829%        360         360         359         23
  $86,111,432.33   6.850%      6.340%        360         360         358         34
 $125,889,591.74   7.118%      6.608%        358         358         356         58


                           Group II Mortgage Loans (1)
                           ---------------------------

                                                                                                            Months     Number of
                                                                                                             Until     Months to
                                  Net     Original  Remaining                                              Next Rate  Prepayment
       Current      Mortgage   Mortgage     Term      Term       Gross     Periodic    Maximum    Minimum  Adjustment   Penalty
       Balance        Rate       Rate   (in months)(in months)   Margin       Cap        Rate       Rate       Date    Expiration
       -------        ----       ----     ----      ----        ------       ---        ----       ----       ----    ----------
$172,419,862.83     7.330%     6.820%      360       358        4.774%     1.500%      14.330%     7.331%       22          0
  $2,120,838.82     7.310%     6.800%      360       358        4.432%     1.500%      14.310%     7.310%       22         10
 $61,750,283.44     6.317%     5.807%      360       358        4.992%     1.500%      13.317%     6.318%       22         22
 $53,340,294.72     6.646%     6.136%      360       358        5.135%     1.500%      13.646%     6.674%       22         34
  $4,481,593.67     7.693%     7.183%      360       358        4.716%     1.500%      14.693%     7.693%       22         58
 $40,199,719.69     6.784%     6.274%      359       358        4.604%     1.422%      13.784%     6.811%       34          0
    $169,050.12     6.875%     6.365%      360       359        4.250%     1.500%      13.875%     6.875%       35         11
  $2,121,692.87     6.422%     5.912%      360       358        4.905%     1.500%      13.422%     6.422%       34         22
$175,183,275.97     6.279%     5.769%      360       358        5.134%     1.487%      13.279%     6.320%       34         34
  $5,931,499.03     7.326%     6.816%      356       354        4.095%     1.104%      14.326%     7.326%       34         58
 $40,179,660.16     7.194%     6.684%      357       355        4.588%     1.342%      14.194%     7.194%       58          0
    $122,932.16     6.250%     5.740%      360       359        4.750%     1.500%      13.250%     6.250%       59         11
 $38,067,443.65     6.497%     5.987%      358       357        4.916%     1.401%      13.497%     6.518%       58         34
 $53,911,852.87     7.044%     6.534%      357       355        4.092%     1.150%      14.044%     7.047%       58         58

(1) For all Group II Mortgage Loans, the Initial Rate Change Cap is 3.00%, the Rate Change Frequency is 6 months and the Index is 6-Month LIBOR.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       29

                    Class IA-1 Net WAC Cap Hypothetical Table
                    -----------------------------------------

                         -----------------------------
                                             Available
                            Payment Date         Funds
                                               Cap (1)
                         -----------------------------
                               25-Mar-04       5.834%
                               25-Apr-04       6.399%
                               25-May-04       6.613%
                               25-Jun-04       6.399%
                               25-Jul-04       6.613%
                               25-Aug-04       6.399%
                               25-Sep-04       6.399%
                               25-Oct-04       6.613%
                               25-Nov-04       6.400%
                               25-Dec-04       6.613%
                               25-Jan-05       6.400%
                               25-Feb-05       6.400%
                               25-Mar-05       7.085%
                               25-Apr-05       6.400%
                               25-May-05       6.613%
                               25-Jun-05       6.400%
                               25-Jul-05       6.613%
                               25-Aug-05       6.399%
                               25-Sep-05       6.399%
                               25-Oct-05       6.613%
                               25-Nov-05       6.399%
                               25-Dec-05       6.613%
                               25-Jan-06       6.399%
                               25-Feb-06       6.399%
                          -----------------------------

(1) Class IA-1 Net WAC Cap means a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage Loans, which is multiplied by a fraction the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       30

                     Group II Available Funds Cap Hypothetical Table
                     -----------------------------------------------

------------------------------------------------------------------------------------
                   Available     Available  Payment Date    Available     Available
  Payment Date         Funds         Funds                      Funds         Funds
                   Cap (1,2)     Cap (1,3)                  Cap (1,2)     Cap (1,3)
------------------------------------------------------------------------------------
     25-Mar-04        5.582%        5.582%     25-Dec-06       6.443%        8.533%
     25-Apr-04        6.122%        6.122%     25-Jan-07       6.264%        9.966%
     25-May-04        6.327%        6.327%     25-Feb-07       6.270%        9.978%
     25-Jun-04        6.123%        6.123%     25-Mar-07       6.950%       11.060%
     25-Jul-04        6.328%        6.328%     25-Apr-07       6.203%        9.873%
     25-Aug-04        6.125%        6.125%     25-May-07       6.409%       10.202%
     25-Sep-04        6.126%        6.126%     25-Jun-07       6.206%        9.877%
     25-Oct-04        6.331%        6.331%     25-Jul-07       6.417%       11.188%
     25-Nov-04        6.128%        6.128%     25-Aug-07       6.215%       10.837%
     25-Dec-04        6.334%        6.334%     25-Sep-07       6.219%       10.846%
     25-Jan-05        6.132%        6.132%     25-Oct-07       6.432%       11.217%
     25-Feb-05        6.134%        6.134%     25-Nov-07       6.230%       10.864%
     25-Mar-05        6.793%        6.793%     25-Dec-07       6.443%       11.237%
     25-Apr-05        6.138%        6.138%     25-Jan-08       6.240%       11.382%
     25-May-05        6.345%        6.345%     25-Feb-08       6.246%       11.394%
     25-Jun-05        6.142%        6.142%     25-Mar-08       6.684%       12.192%
     25-Jul-05        6.349%        6.349%     25-Apr-08       6.259%       11.417%
     25-Aug-05        6.147%        6.147%     25-May-08       6.474%       11.810%
     25-Sep-05        6.149%        6.149%     25-Jun-08       6.272%       11.442%
     25-Oct-05        6.356%        6.356%     25-Jul-08       6.488%       12.209%
     25-Nov-05        6.154%        6.154%     25-Aug-08       6.286%       11.830%
     25-Dec-05        6.362%        6.362%     25-Sep-08       6.294%       11.844%
     25-Jan-06        6.165%        7.486%     25-Oct-08       6.512%       12.255%
     25-Feb-06        6.173%        7.496%     25-Nov-08       6.310%       11.876%
     25-Mar-06        6.844%        8.311%     25-Dec-08       6.530%       12.289%
     25-Apr-06        6.191%        7.518%     25-Jan-09       6.329%       12.522%
     25-May-06        6.403%        7.784%     25-Feb-09       6.339%       12.540%
     25-Jun-06        6.202%        7.539%     25-Mar-09       7.029%       13.905%
     25-Jul-06        6.414%        8.490%     25-Apr-09       6.359%       12.579%
     25-Aug-06        6.212%        8.224%     25-May-09       6.581%       13.019%
     25-Sep-06        6.218%        8.232%     25-Jun-09       6.380%       12.620%
     25-Oct-06        6.431%        8.515%     25-Jul-09       6.605%       13.332%
     25-Nov-06        6.229%        8.249%     25-Aug-09       6.404%       12.926%
------------------------------------------------------------------------------------

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 1.22%.

(3) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 20.00%.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       31

                              Group I Excess Spread
                              ---------------------

------------------------------------------------------------------------------------------------------------------------------------
              Excess  Excess               Excess         Excess               Excess  Excess               Excess           Excess
              Spread  Spread               Spread         Spread               Spread  Spread               Spread           Spread
 Period        (1,2)       (1,3)  Period        (1,2)      (1,3)  Period        (1,2)       (1,3)  Period        (1,2)        (1,3)
------------------------------------------------------------------------------------------------------------------------------------
    1          3.16%       3.16%    56          1.90%      1.91%   111          1.91%       1.72%    166         2.96%        1.76%
    2          3.18%       3.18%    57          1.89%      1.91%   112          1.92%       1.71%    167         3.00%        1.78%
    3          3.17%       3.17%    58          1.88%      1.90%   113          1.93%       1.70%    168         3.04%        1.80%
    4          3.15%       3.15%    59          1.87%      1.89%   114          1.94%       1.70%    169         3.08%        1.82%
    5          3.12%       3.12%    60          1.86%      1.89%   115          1.95%       1.70%    170         3.12%        1.84%
    6          3.05%       3.05%    61          1.86%      1.88%   116          1.88%       1.22%    171         3.17%        1.86%
    7          3.02%       3.02%    62          1.85%      1.87%   117          1.90%       1.23%    172         3.21%        1.88%
    8          2.99%       2.99%    63          1.84%      1.86%   118          1.93%       1.23%    173         3.26%        1.91%
    9          2.94%       2.94%    64          1.83%      1.86%   119          1.95%       1.24%    174         3.32%        1.93%
   10          2.89%       2.89%    65          1.82%      1.85%   120          1.97%       1.25%    175         3.38%        1.96%
   11          2.84%       2.84%    66          1.81%      1.84%   121          2.00%       1.25%    176         3.44%        1.98%
   12          2.80%       2.80%    67          1.80%      1.83%   122          2.02%       1.26%    177         3.51%        2.01%
   13          2.78%       2.78%    68          1.80%      1.82%   123          2.04%       1.27%    178         3.57%        2.04%
   14          2.71%       2.71%    69          1.80%      1.82%   124          2.05%       1.27%    179         4.00%        2.22%
   15          2.68%       2.68%    70          1.81%      1.81%   125          2.06%       1.28%    180         4.07%        2.25%
   16          2.64%       2.64%    71          1.81%      1.80%   126          2.07%       1.29%    181         4.15%        2.28%
   17          2.62%       2.62%    72          1.81%      1.79%   127          2.08%       1.29%    182         4.22%        2.32%
   18          2.59%       2.59%    73          1.82%      1.78%   128          2.09%       1.30%    183         4.30%        2.35%
   19          2.57%       2.57%    74          1.82%      1.77%   129          2.10%       1.31%    184         4.38%        2.39%
   20          2.55%       2.55%    75          1.82%      1.76%   130          2.11%       1.32%    185         4.46%        2.42%
   21          2.53%       2.53%    76          1.82%      1.75%   131          2.12%       1.33%    186         4.55%        2.46%
   22          2.51%       2.51%    77          1.83%      1.74%   132          2.14%       1.33%    187         4.64%        2.50%
   23          2.48%       2.48%    78          1.83%      1.74%   133          2.15%       1.34%    188         4.72%        2.53%
   24          2.46%       2.46%    79          1.83%      1.74%   134          2.16%       1.35%    189         4.82%        2.57%
   25          2.43%       2.43%    80          1.84%      1.74%   135          2.17%       1.36%    190         4.91%        2.61%
   26          2.40%       2.40%    81          1.84%      1.74%   136          2.18%       1.37%    191         5.01%        2.66%
   27          2.38%       2.38%    82          1.84%      1.75%   137          2.20%       1.38%    192         5.10%        2.70%
   28          2.35%       2.35%    83          1.84%      1.75%   138          2.21%       1.39%    193         5.20%        2.74%
   29          2.33%       2.33%    84          1.85%      1.75%   139          2.22%       1.40%    194         5.31%        2.79%
   30          2.31%       2.31%    85          1.85%      1.76%   140          2.24%       1.41%    195         5.41%        2.83%
   31          2.29%       2.29%    86          1.84%      1.75%   141          2.25%       1.42%    196         5.52%        2.88%
   32          2.27%       2.27%    87          1.84%      1.75%   142          2.26%       1.43%    197         5.64%        2.93%
   33          2.25%       2.25%    88          1.83%      1.74%   143          2.28%       1.44%    198         5.75%        2.98%
   34          2.23%       2.23%    89          1.83%      1.74%   144          2.29%       1.45%    199         5.87%        3.03%
   35          2.21%       2.21%    90          1.82%      1.74%   145          2.31%       1.46%    200         5.99%        3.08%
   36          2.19%       2.19%    91          1.82%      1.73%   146          2.34%       1.47%    201         6.11%        3.13%
   37          2.17%       2.17%    92          1.82%      1.73%   147          2.36%       1.48%    202         6.24%        3.19%
   38          2.14%       2.14%    93          1.82%      1.73%   148          2.38%       1.50%    203         6.37%        3.25%
   39          2.12%       2.13%    94          1.82%      1.73%   149          2.41%       1.51%    204         6.50%        3.30%
   40          2.10%       2.11%    95          1.82%      1.72%   150          2.44%       1.52%    205                      3.36%
   41          2.08%       2.09%    96          1.82%      1.72%   151          2.46%       1.53%    206                      3.43%
   42          2.06%       2.07%    97          1.82%      1.72%   152          2.49%       1.55%    207                      3.49%
   43          2.03%       2.05%    98          1.83%      1.72%   153          2.52%       1.56%    208                      3.55%
   44          2.01%       2.03%    99          1.83%      1.72%   154          2.55%       1.57%    209                      3.62%
   45          1.99%       2.02%    100         1.83%      1.72%   155          2.58%       1.59%    210                      3.69%
   46          1.97%       2.00%    101         1.84%      1.72%   156          2.61%       1.60%    211                      3.76%
   47          1.96%       1.98%    102         1.84%      1.72%   157          2.64%       1.61%    212                      3.83%
   48          1.95%       1.96%    103         1.85%      1.72%   158          2.67%       1.63%    213                      3.90%
   49          1.95%       1.96%    104         1.86%      1.72%   159          2.70%       1.64%    214                      3.98%
   50          1.94%       1.95%    105         1.86%      1.73%   160          2.74%       1.66%    215                      4.06%
   51          1.93%       1.94%    106         1.87%      1.73%   161          2.77%       1.67%    216                      4.14%
   52          1.93%       1.94%    107         1.88%      1.73%   162          2.81%       1.69%    217                      4.22%
   53          1.92%       1.93%    108         1.88%      1.73%   163          2.84%       1.71%    218                      4.31%
   54          1.91%       1.93%    109         1.89%      1.73%   164          2.88%       1.72%    219                      4.39%
   55          1.90%       1.92%    110         1.90%      1.73%   165          2.92%       1.74%    220                      4.48%
------------------------------------------------------------------------------------------------------------------------------------


(1) Excess Spread means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group I Mortgage Loans based on the net mortgage rates in effect on the related due date minus the total interest accrued on the Group I Certificates divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period.

(2) Assumes Forward LIBOR Curve (page 33), no losses, to maturity, pricing prepayment speed, and trigger fails.

(3) Assumes Forward LIBOR Curve (page 33), no losses, to maturity, pricing prepayment speed, and trigger passes.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       32

                             Group II Excess Spread
                             ----------------------

-----------------------------------------------------------------------------------------------------
               Excess  Excess               Excess           Excess               Excess  Excess
               Spread  Spread               Spread           Spread               Spread  Spread
 Period         (1,2)       (1,3)  Period        (1,2)        (1,3)  Period        (1,2)       (1,3)
-----------------------------------------------------------------------------------------------------
   1            4.68%       4.68%    56          3.40%        3.64%   111          5.67%       5.51%
   2            4.79%       4.79%    57          3.18%        3.44%   112          5.66%       5.40%
   3            4.81%       4.81%    58          3.34%        3.61%   113          6.03%       5.69%
   4            4.79%       4.79%    59          3.78%        4.07%   114          6.04%       5.59%
   5            4.74%       4.74%    60          3.75%        4.07%   115          6.20%       5.65%
   6            4.51%       4.51%    61          4.29%        4.59%   116          6.50%       5.87%
   7            4.50%       4.50%    62          3.69%        4.03%   117          6.55%       5.79%
   8            4.49%       4.49%    63          3.85%        4.19%   118          6.85%       6.01%
   9            4.36%       4.36%    64          3.64%        4.00%   119          6.98%       6.00%
   10           4.26%       4.26%    65          3.99%        4.36%   120          7.18%       6.08%
   11           4.10%       4.10%    66          3.78%        4.16%   121          7.69%       6.59%
   12           4.01%       4.01%    67          3.76%        4.16%   122          7.61%       6.26%
   13           4.06%       4.06%    68          3.44%        4.04%   123          7.93%       6.49%
   14           3.68%       3.68%    69          3.21%        3.85%   124          8.08%       6.46%
   15           3.63%       3.63%    70          3.40%        4.05%   125          8.40%       6.70%
   16           3.41%       3.41%    71          3.26%        3.95%   126          8.59%       6.68%
   17           3.37%       3.37%    72          3.24%        3.96%   127          8.85%       6.79%
   18           3.15%       3.15%    73          3.86%        4.54%   128          9.17%       7.02%
   19           3.01%       3.01%    74          3.19%        3.97%   129          9.41%       7.03%
   20           2.97%       2.97%    75          3.38%        4.17%   130          9.74%       7.26%
   21           2.73%       2.73%    76          3.14%        3.98%   131         10.02%       7.28%
   22           2.75%       2.75%    77          3.44%        4.27%   132         10.34%       7.42%
   23           3.16%       3.16%    78          3.23%        4.08%   133                      7.84%
   24           3.09%       3.09%    79          3.24%        4.09%   134                      7.70%
   25           3.38%       3.38%    80          3.47%        4.28%   135                      7.94%
   26           2.90%       2.90%    81          3.26%        4.10%   136                      8.01%
   27           2.94%       2.94%    82          3.49%        4.30%   137                      8.25%
   28           2.71%       2.71%    83          3.37%        4.21%   138                      8.34%
   29           2.98%       2.98%    84          3.39%        4.22%   139                      8.52%
   30           2.76%       2.76%    85          4.04%        4.80%   140                      8.76%
   31           2.69%       2.69%    86          3.42%        4.25%   141                      8.89%
   32           2.76%       2.76%    87          3.65%        4.45%   142                      9.14%
   33           2.55%       2.55%    88          3.46%        4.28%   143                      9.29%
   34           2.64%       2.64%    89          3.77%        4.57%   144                      9.51%
   35           3.56%       3.56%    90          3.58%        4.40%   145                      9.78%
   36           3.51%       3.51%    91          3.61%        4.42%   146                      9.96%
   37           3.92%       3.92%    92          3.84%        4.62%   147                     10.21%
   38           3.38%       3.36%    93          3.66%        4.46%   148                     10.44%
   39           3.48%       3.49%    94          3.89%        4.67%
   40           3.25%       3.29%    95          3.81%        4.60%
   41           3.67%       3.72%    96          3.84%        4.63%
   42           3.45%       3.52%    97          4.29%        5.01%
   43           3.39%       3.48%    98          3.96%        4.68%
   44           3.51%       3.61%    99          4.24%        4.88%
   45           3.30%       3.41%    100         4.13%        4.73%
   46           3.43%       3.54%    101         4.49%        5.02%
   47           3.41%       3.54%    102         4.39%        4.88%
   48           3.38%       3.52%    103         4.49%        4.92%
   49           3.69%       3.83%    104         4.77%        5.12%
   50           3.29%       3.45%    105         4.69%        4.99%
   51           3.42%       3.59%    106         4.98%        5.20%
   52           3.19%       3.38%    107         5.00%        5.16%
   53           3.51%       3.71%    108         5.12%        5.20%
   54           3.29%       3.50%    109         5.74%        5.74%
   55           3.25%       3.48%    110         5.38%        5.30%
-----------------------------------------------------------------------------------------------------


(1) Excess Spread means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date minus the total interest accrued on the Group II Certificates divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period.

(2) Assumes Forward LIBOR Curve (page 33), no losses, to maturity, pricing prepayment speed, and trigger fails.

(3) Assumes Forward LIBOR Curve (page 33), no losses, to maturity, pricing prepayment speed, and trigger passes.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       33

                               Forward LIBOR Curve
                               -------------------

          ------------------------------------------------------------
                      1 Month   6 Month           1 Month    6 Month
            Period      LIBOR     LIBOR  Period     LIBOR     LIBOR
          ------------------------------------------------------------
               1        1.100     1.220   61        5.149     5.330
               2        1.131     1.241   62        5.185     5.354
               3        1.154     1.302   63        5.215     5.385
               4        1.128     1.358   64        5.240     5.407
               5        1.222     1.453   65        5.264     5.424
               6        1.394     1.553   66        5.288     5.442
               7        1.401     1.629   67        5.308     5.459
               8        1.464     1.738   68        5.328     5.471
               9        1.534     1.868   69        5.343     5.487
              10        1.697     1.988   70        5.354     5.496
              11        1.781     2.116   71        5.366     5.511
              12        1.866     2.248   72        5.374     5.526
              13        2.044     2.387   73        5.383     5.539
              14        2.178     2.510   74        5.400     5.554
              15        2.310     2.643   75        5.415     5.572
              16        2.432     2.769   76        5.429     5.586
              17        2.555     2.885   77        5.445     5.600
              18        2.673     3.005   78        5.460     5.617
              19        2.807     3.120   79        5.473     5.630
              20        2.946     3.220   80        5.488     5.642
              21        3.066     3.311   81        5.502     5.659
              22        3.161     3.401   82        5.515     5.670
              23        3.248     3.497   83        5.528     5.684
              24        3.311     3.579   84        5.542     5.697
              25        3.387     3.666   85        5.553     5.711
              26        3.483     3.747   86        5.567     5.725
              27        3.577     3.829   87        5.579     5.740
              28        3.668     3.909   88        5.592     5.753
              29        3.753     3.980   89        5.606     5.767
              30        3.824     4.040   90        5.620     5.784
              31        3.897     4.102   91        5.635     5.797
              32        3.962     4.161   92        5.648     5.813
              33        4.020     4.214   93        5.664     5.828
              34        4.074     4.266   94        5.677     5.840
              35        4.122     4.330   95        5.691     5.858
              36        4.165     4.387   96        5.705     5.870
              37        4.217     4.449   97        5.720     5.883
              38        4.284     4.506   98        5.734     5.901
              39        4.344     4.559   99        5.746     5.913
              40        4.407     4.614   100       5.761     5.926
              41        4.463     4.661   101       5.774     5.942
              42        4.514     4.703   102       5.787     5.955
              43        4.563     4.746   103       5.801     5.969
              44        4.607     4.784   104       5.814     5.982
              45        4.649     4.820   105       5.830     5.996
              46        4.685     4.861   106       5.842     6.013
              47        4.713     4.897   107       5.854     6.026
              48        4.741     4.936   108       5.869     6.039
              49        4.775     4.978   109       5.881     6.055
              50        4.820     5.014   110       5.897     6.069
              51        4.865     5.051   111       5.911     6.080
              52        4.906     5.091   112       5.925     6.093
              53        4.941     5.119   113       5.938     6.103
              54        4.977     5.147   114       5.952     6.112
              55        5.010     5.176   115       5.962     6.124
              56        5.037     5.200   116       5.971     6.130
              57        5.064     5.225   117       5.982     6.138
              58        5.087     5.249   118       5.989     6.147
              59        5.110     5.276   119       5.997     6.156
              60        5.128     5.306   120       6.004     6.165
          ------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       34

                                Breakeven Losses
                                ----------------

---------------------------- ------------------------- -------------------------- -------------------------
Severity                               30%                        40%                       50%
---------------------------- ------------------------- -------------------------- -------------------------
Class IM-1
CDR                                   10.70                      7.73                       6.06
WAL                                   12.32                      13.34                     13.99
Total Collateral Group Loss           10.07%                    10.51%                     10.79%
---------------------------- ------------------------- -------------------------- -------------------------
Class IM-2
CDR                                    7.86                      5.79                       4.60
WAL                                   14.08                      14.89                     15.47
Total Collateral Group Loss           7.98%                      8.32%                     8.56%
---------------------------- ------------------------- -------------------------- -------------------------
Class IB
CDR                                    6.51                      4.89                       3.91
WAL                                   12.86                      13.44                     13.83
Total Collateral Group Loss           6.87%                      7.21%                     7.43%
---------------------------- ------------------------- -------------------------- -------------------------
Class IIM-1
CDR                                   18.65                      13.45                     10.51
WAL                                    6.51                      7.09                       7.45
Total Collateral Group Loss           11.28%                    11.67%                     11.91%
---------------------------- ------------------------- -------------------------- -------------------------
Class IIM-2
CDR                                   11.79                      8.71                       6.91
WAL                                    7.98                      8.41                       8.70
Total Collateral Group Loss           7.86%                      8.12%                     8.28%
---------------------------- ------------------------- -------------------------- -------------------------
Class IIB
CDR                                    7.66                      5.74                       4.60
WAL                                    9.39                      9.72                       9.95
Total Collateral Group Loss           5.44%                      5.61%                     5.73%
---------------------------- ------------------------- -------------------------- -------------------------

Assumptions:
(1)   Pricing prepayment speed, default is in addition to voluntary prepay
(2)   Forward LIBOR Curve (page 33)
(3)   12 month recovery lag
(4)   100% Servicer advance principal and interest
(5)   Run to maturity
(6)   Triggers fail



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       35

                       Price/CBE Yield Table (To 10% Call)
                       -----------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                     0%                  80%                100%                150%               200%
------------------------------------------------------------------------------------------------------------------------------------
Class IA-2
100-00 Price                       2.585%              2.525%              2.510%              2.473%             2.438%
WAL                                 14.88               2.42                2.00                1.41               1.10
Modified Duration                   12.22               2.32                1.93                1.37               1.07
Principal Window                Nov18 - Jun19       Mar06 - Nov06       Oct05 - May06      May05 - Sep05       Jan05 - May05
------------------------------------------------------------------------------------------------------------------------------------
Class IA-3
100-00 Price                       3.167%              3.121%              3.107%              3.073%             3.040%
WAL                                 18.69               3.72                3.00                2.03               1.54
Modified Duration                   13.89               3.46                2.82                1.94               1.48
Principal Window                Jun19 - Apr26       Nov06 - Jan09       May06 - Jan08      Sep05 - Aug06       May05 - Dec05
------------------------------------------------------------------------------------------------------------------------------------
Class IA-4
100-00 Price                       4.406%              4.374%              4.360%              4.323%             4.284%
WAL                                 24.44               6.52                5.00                3.09               2.20
Modified Duration                   14.72               5.54                4.40                2.83               2.06
Principal Window                Apr26 - Aug30       Jan09 - Feb13       Jan08 - Jul10      Aug06 - Jan08       Dec05 - Aug06
------------------------------------------------------------------------------------------------------------------------------------
Class IA-5
100-00 Price                       5.434%              5.416%              5.408%              5.380%             5.342%
WAL                                 27.59               11.27               8.90                5.33               3.41
Modified Duration                   14.05               8.25                6.89                4.51               3.03
Principal Window                Aug30 - Dec31       Feb13 - Oct15       Jul10 - Sep13      Jan08 - Jul10       Aug06 - Oct08
------------------------------------------------------------------------------------------------------------------------------------
Class IA-6
100-00 Price                       4.467%              4.456%              4.454%              4.446%             4.433%
WAL                                 9.49                6.98                6.70                5.65               4.54
Modified Duration                   7.56                5.83                5.63                4.88               4.03
Principal Window                Mar07 - Jun15       Mar07 - Sep13       Mar07 - Aug13      May07 - Jul10       Aug07 - Oct08
------------------------------------------------------------------------------------------------------------------------------------
Class IA-7
100-00 Price                       4.106%              4.061%              4.048%              4.013%             3.973%
WAL                                 16.18               4.57                3.75                2.54               1.86
Modified Duration                   10.97               3.90                3.28                2.31               1.73
Principal Window                Mar04 - Dec31       Mar04 - Oct15       Mar04 - Sep13      Mar04 - Jul10       Mar04 - Oct08
------------------------------------------------------------------------------------------------------------------------------------
Class IM-1
100-00 Price                       5.022%              4.993%              4.983%              4.961%             4.948%
WAL                                 23.50               7.82                6.39                4.47               3.78
Modified Duration                   13.45               6.22                5.27                3.89               3.37
Principal Window                Jun20 - Dec31       Dec07 - Oct15       Apr07 - Sep13      Apr07 - Jul10       Jun07 - Oct08
------------------------------------------------------------------------------------------------------------------------------------
Class IM-2
100-00 Price                       5.374%              5.344%              5.333%              5.309%             5.292%
WAL                                 23.50               7.82                6.39                4.45               3.67
Modified Duration                   13.00               6.13                5.20                3.84               3.25
Principal Window                Jun20 - Dec31       Dec07 - Oct15       Apr07 - Sep13      Mar07 - Jul10       Apr07 - Oct08
------------------------------------------------------------------------------------------------------------------------------------
Class IB
100-00 Price                       5.813%              5.778%              5.766%              5.738%             5.719%
WAL                                 23.27               7.48                6.10                4.23               3.48
Modified Duration                   12.42               5.83                4.95                3.64               3.07
Principal Window                Jun20 - Dec31       Dec07 - Oct15       Apr07 - Sep13      Mar07 - Jul10       Mar07 - Oct08
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       36

                       Discount Margin Table (To 10% Call)
                       -----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                     0%                  80%                100%                150%                200%
------------------------------------------------------------------------------------------------------------------------------------
Class IA-1
100-00 Price                         15                  15                  15                  15                  15
WAL                                 8.23                1.12                0.95                0.71                0.59
Principal Window                Mar04 - Nov18       Mar04 - Mar06       Mar04 - Oct05       Mar04 - May05       Mar04 - Jan05
------------------------------------------------------------------------------------------------------------------------------------
Class IIA-1
100-00 Price                         15                  15                  15                  15                  15
WAL                                 10.52               1.11                0.95                0.72                0.60
Principal Window                Mar04 - Sep21       Mar04 - Jan06       Mar04 - Oct05       Mar04 - Apr05       Mar04 - Jan05
------------------------------------------------------------------------------------------------------------------------------------
Class IIA-2
100-00 Price                         28                  28                  28                  28                  28
WAL                                 24.11               3.97                3.12                1.87                1.52
Principal Window                Sep21 - Aug32       Jan06 - Mar11       Oct05 - Aug09       Apr05 - Dec06       Jan05 - Dec05
------------------------------------------------------------------------------------------------------------------------------------
Class IIM-1
100-00 Price                         50                  50                  50                  50                  50
WAL                                 25.91               4.85                4.14                3.10                1.85
Principal Window                Jul25 - Aug32       Apr07 - Mar11       Jun07 - Aug09       Dec06 - Apr07       Dec05 - Dec05
------------------------------------------------------------------------------------------------------------------------------------
Class IIM-2
100-00 Price                         105                 105                 105                 105                 105
WAL                                 25.91               4.83                4.04                3.18                1.85
Principal Window                Jul25 - Aug32       Mar07 - Mar11       Apr07 - Aug09       Apr07 - Apr07       Dec05 - Dec05
------------------------------------------------------------------------------------------------------------------------------------
Class IIB
100-00 Price                         175                 175                 175                 175                 175
WAL                                 25.74               4.60                3.82                3.17                1.85
Principal Window                Jul25 - Aug32       Mar07 - Mar11       Mar07 - Aug09       Mar07 - Apr07       Dec05 - Dec05
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       37

                       Price/CBE Yield Table (To Maturity)

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                     0%                  80%                100%                150%                200%
------------------------------------------------------------------------------------------------------------------------------------
Class IA-5
100-00 Price                       5.439%              5.478%              5.481%              5.452%              5.346%
WAL                                 28.21               13.55               10.92               6.35                3.44
Modified Duration                   14.18               9.28                7.93                5.14                3.05
Principal Window                Aug30 - Nov33       Feb13 - Jun27       Jul10 - Nov23       Jan08 - Jan18      Aug06 - Aug09
Class IA-6
100-00 Price                       4.467%              4.456%              4.454%              4.451%              4.449%
WAL                                 9.49                6.98                6.70                6.25                6.00
Modified Duration                   7.56                5.83                5.63                5.31                5.12
Principal Window                Mar07 - Jun15       Mar07 - Sep13       Mar07 - Aug13       May07 - Jul13      Aug07 - Apr14
Class IA-7
100-00 Price                       4.109%              4.109%              4.103%              4.080%              4.046%
WAL                                 16.26               4.90                4.04                2.74                2.01
Modified Duration                   11.00               4.09                3.47                2.46                1.84
Principal Window                Mar04 - Nov33       Mar04 - Jun27       Mar04 - Nov23       Mar04 - Jan18      Mar04 - Apr14
Class IM-1
100-00 Price                        5.022               4.995               4.986               4.965              4.952
WAL                                 23.68               8.33                6.87                4.79                4.02
Modified Duration                   13.50               6.48                5.54                4.11                3.54
Principal Window                Jun20 - May33       Dec07 - Aug20       Apr07 - Apr18       Apr07 - Sep13      Jun07 - Jan11
Class IM-2
100-00 Price                        5.374               5.345               5.335               5.312              5.296
WAL                                 23.62               8.14                6.66                4.63                3.80
Modified Duration                   13.03               6.29                5.35                3.96                3.35
Principal Window                Jun20 - Jan33       Dec07 - Dec18       Apr07 - Jul16       Mar07 - Jun12      Apr07 - Feb10
Class IB
100-00 Price                        5.813               5.778               5.766               5.738              5.719
WAL                                 23.27               7.49                6.11                4.24                3.48
Modified Duration                   12.42               5.83                4.95                3.64                3.07
Principal Window                Jun20 - Feb32       Dec07 - Mar16       Apr07 - Jan14       Mar07 - Oct10      Mar07 - Dec08
------------------------------------------------------------------------------------------------------------------------------------

                       Discount Margin Table (To Maturity)
                       -----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                     0%                  80%                100%                150%                200%
------------------------------------------------------------------------------------------------------------------------------------
Class IIA-2
100-00 Price                         28                  30                  30                  28                  28
WAL                                 24.21               4.34                3.41                1.87                1.52
Principal Window                Sep21 - Dec33       Jan06 - Aug19       Oct05 - Apr16       Apr05 - Dec06       Jan05 - Dec05
Class IIM-1
100-00 Price                         50                  52                  52                  57                  50
WAL                                 26.04               5.28                4.47                4.47                1.85
Principal Window                Jul25 - Sep33       Apr07 - Oct15       Jun07 - Mar13       Dec06 - Mar11       Dec05 - Dec05
Class IIM-2
100-00 Price                         105                 108                 108                 114                 105
WAL                                 26.01               5.12                4.27                3.86                1.86
Principal Window                Jul25 - Jul33       Mar07 - Mar14       Apr07 - Dec11       Jul07 - Aug08       Dec05 - Jan06
Class IIB
100-00 Price                         175                 176                 176                 178                 179
WAL                                 25.76               4.63                3.85                3.28                1.93
Principal Window                Jul25 - Dec32       Mar07 - Feb12       Mar07 - May10       Mar07 - Aug07       Jan06 - Jan06
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JP MORGAN LOGO]                       38